                                                                 Exhibit 10.1

                                AMENDED AND RESTATED

                1993 NON-STATUTORY STOCK OPTION AND PURCHASE PLAN OF

                               NETCOM SYSTEMS, INC.,

                              a California corporation


     This 1993 Non-Statutory Stock Option and Purchase Plan is amended and restated as of February 18, 1997 and the number of shares set forth in Section 4 hereof reflects the two for one stock split effected in January 1997.

     1. PURPOSE OF PLAN. The purpose of this Plan is to strengthen NETCOM SYSTEMS, INC. (hereinafter the "Corporation") by providing non-statutory incentive stock options as a means to attract, retain, and motivate corporate personnel.

     2. ADMINISTRATION OF PLAN. This plan shall be administered by a Compensation Committee (hereinafter the "Committee") composed of members selected by, and serving at the pleasure of, the Board of Directors. The Committee shall have the power to make all determinations necessary for the administration of the Plan, subject to the restrictions on committee powers set forth in Section 311 of the California Corporations Code.

     3. GRANT OF OPTIONS. The Corporation is hereby authorized to grant nonstatutory stock options, i.e., stock options which are intended NOT to be "incentive stock options" incentive stock options as defined in Internal Revenue Code Section 422A, to key employees of the Corporation. Options may not be granted to employees who own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation, or of its parent or subsidiary, except pursuant to the restrictions set forth in Paragraphs 6 and 7. Any option granted under this Plan shall be granted within 10 years from the date this Plan is adopted, or the date this Plan is approved by the shareholders pursuant to Paragraph 13, whichever is earlier.

     4. STOCK SUBJECT TO PLAN. The aggregate number of shares that may be issued pursuant to options granted under this Plan shall be 5,000,000 shares of the Corporation's voting common stock.

     5. AGGREGATE FAIR MARKET VALUE. The aggregate fair market value of the stock, as determined in good faith by the Committee at the time the option is granted, with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Corporation and its parent and subsidiary corporations) shall not exceed $100,000.00.

     6. EXERCISE OF OPTION. Any option granted pursuant to this Plan shall contain provisions, established by the Committee, setting forth the manner of exercising the option. However, no option granted under this Plan shall be exercisable by its terms after the expiration of 10 years from the grant of the option, and no option granted to a person who owns stock possessing more than 10 percent of the total combined voting power of all classes of the Corporation's stock shall be exercisable by its terms after the expiration of five years from the date of the grant. The option may be subject to earlier termination as provided in Paragraph 9. The optionee shall have the right to receive property at the time of exercising the option, so long as the property is subject to inclusion in income under Internal Revenue Code Section 83.

     7. OPTION PRICE. The price for a share of stock subject to an option granted pursuant to this Plan shall not be less than the fair market value for the stock at the time the option is granted, as determined in good faith by the Committee at the time the option is granted. However, when an option is granted to a person who owns stock possessing more than 10 percent of the total combined voting power of all classes of the Corporation's stock, the purchase price per share of the stock subject to the option shall not be less than 110 percent of the fair market value of the stock at the time the option is granted, as determined by the Committee in good faith at the time the option is granted.

     8. OPTIONS NONTRANSFERABLE. Except as provided in paragraph 9 of this Plan, the terms of any option granted under this Plan shall make the option nontransferable by the optionee except by will or the laws of descent and distribution, and exercisable only by the optionee during his or her lifetime.

     9. TERMINATION OF EMPLOYMENT. Unless earlier cancelled by the Corporation or breach of the option agreement, an optionee's option shall expire three months after termination of employment for reasons other than death or disability, subject to earlier termination pursuant to Paragraph 6 of this Plan. An optionee's option shall expire 12 months after termination of employment due to permanent and total disability, as defined in Internal Revenue Code
Section 22(e)(3), subject to earlier termination pursuant to Paragraph 6 of this Plan. If an optionee should die while employed by the Corporation, or its parent, subsidiary, or successor as defined in Section 425(a) of the Internal Revenue Code, or within the 90-day period after termination of employment, and more than one year after the grant of the option, the person to whom the optionee's rights pass by will or the laws of descent and distribution may exercise the option for any of the shares not previously exercised during Employee's lifetime, within 12 months after the optionee's death, subject to earlier termination pursuant to Paragraph 6 of this Plan.

     10.  STOCK SUBJECT TO OPTION.

          a. The Corporation shall at all times during the term of this Plan reserve the number of shares of its common stock required to meet the requirements of this Plan, and shall pay all fees and expenses necessarily incurred by the Corporation in connection with the exercise of options under this Plan.

          b. In the event of a stock split, reverse stock split, stock dividend, combination, or reclassification of the Corporation's stock, an appropriate and proportionate adjustment shall be made in the number of shares to which stock options may be granted. A corresponding change shall be made to the number and kind of shares, and the exercise price per share, of unexercised options.

     11.  MERGER, CONSOLIDATION, OR DISSOLUTION OF CORPORATION.

          a. Following the merger of one or more corporations into the Corporation, or any consolidation of the Corporation and one or more corporations in which the Corporation is the surviving corporation, the exercise of options under this Plan shall apply to the shares of the surviving corporation.
          b. Notwithstanding any other provision of this Plan, all options under this Plan shall terminate on the dissolution or liquidation of the Corporation, or on any merger or consolidation in which the Corporation is not the surviving corporation.

     12. OTHER OPTION TERMS. Any option granted pursuant to this Plan shall contain any other terms that the Board of Directors, the Corporation's legal counsel, or the Committee deems necessary.

     13. EFFECTIVE DATE OF PLAN. This Plan shall be effective upon approval by the outstanding shares or unanimous written consent of the shareholders of the Corporation.

     14. AMENDMENT AND TERMINATION OF PLAN. The Board of Directors may at any time amend or terminate this Plan. No option may be granted after termination of this Plan. The amendment or termination of the Plan shall not, however, alter any optionee's rights or obligations under an option previously granted, unless the optionee consents to that alteration.

     15. FINANCIAL DISCLOSURE. Optionees under this Plan shall receive, on a periodic basis, financial and other information regarding the Corporation during the period the options are outstanding, in the form of annual shareholder reports or otherwise. This provision does not require the use of financial statements.

                                  AMENDMENT NO. 1
                                       TO THE
                 1993 NON-STATUTORY STOCK OPTION AND PURCHASE PLAN OF
                                NETCOM SYSTEMS, INC.,

                               a California corporation


     This Amendment No. 1 to the 1993 Non-Statutory Stock Option and Purchase Plan (the "Plan") of Netcom Systems, Inc. (the "Company") is executed on February 18, 1997, by the Company at the direction of the Company's Board of Directors and a majority-in-interest of the Company's shareholders.

     1.   AMENDMENT TO SECTION 4 .  Effective as of the date set forth above,
Section 4 of the Plan is hereby amended in its entirety to read as follows:

     "4. STOCK SUBJECT TO PLAN. The aggregate number of shares that may be issued pursuant to options granted under this Plan shall be 4,000,000 shares of the Corporation's voting common stock."

     With the exception of the amendment set forth above, the Plan shall remain in full force and effect in accordance with its terms. This Amendment No. 1 to the Plan is hereby executed by the President of the Company as of the date set forth above.




__________________________________
Marc Hamon

                               AMENDMENT NO. 2 TO THE
                1993 NON-STATUTORY STOCK OPTION AND PURCHASE PLAN OF
                               NETCOM SYSTEMS, INC.,

                              a California corporation


     This Amendment No. 2 to the 1993 Non-Statutory Stock Option and Purchase Plan (the "Plan") of Netcom Systems, Inc. (the "Company") is executed on August 28, 1997, by the Company at the direction of the Company's Board of Directors and a majority-in-interest of the Company's shareholders.

     1.   AMENDMENT TO SECTION 4.  Effective as of the date set forth above,
Section 4 of the Plan is hereby amended in its entirety to read as follows:

     "4. STOCK SUBJECT TO PLAN. The aggregate number of shares that may be issued pursuant to options granted under this Plan shall be 3,922,000 shares of the Corporation's voting common stock."

     With the exception of the amendment set forth above, the Plan shall remain in full force and effect in accordance with its terms. This Amendment No. 2 to the Plan is hereby executed by the President of the Company as of the date set forth above.



___________________________________
Marc Hamon

                                AMENDMENT NO. 3 TO THE
                 1993 NON-STATUTORY STOCK OPTION AND PURCHASE PLAN OF
                                 NETCOM SYSTEMS, INC.

                               a California corporation


     This Amendment No. 3 to the 1993 Non-Statutory Stock Option and Purchase Plan (the "Plan") of Netcom Systems, Inc. (the "Company") is executed on April 10, 1998, by the Company at the direction of the Company's Board of Directors.


     Section 10 of the Plan is hereby amended to add a new subparagraph (c) as follows:

"(c) CHANGE IN CONTROL. Effective upon the consummation of a Change in Control (as defined below) of the Company, the number of shares under each Option granted hereunder as to which such Option is vested and fully exercisable shall be accelerated such that each Option shall be immediately vested as to that additional number of shares as would be vested on the date one year following consummation of a Change in Control if all conditions to such vesting were satisfied. For purposes of the foregoing, a "Change in Control" shall be deemed to have occurred upon any person or entity, together with all affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) thereof becoming the beneficial owner (as defined under Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of more than 50% of the Company's then outstanding shares of Common Stock."


     With the exception of the amendment set forth above, the Plan shall remain in full force and effect in accordance with its terms.

                               AMENDMENT NO. 4 TO THE
                1993 NON-STATUTORY STOCK OPTION AND PURCHASE PLAN OF
                               NETCOM SYSTEMS, INC.,

                              a California corporation


     This Amendment No. 4 to the 1993 Non-Statutory Stock Option and Purchase Plan (the "Plan") of Netcom Systems, Inc. (the "Company") is executed on May 12, 1998 at the direction of the Company's Board of Directors.

     1. DELETION OF SECTIONS 10(b) AND 11. Effective as of the date set forth above, Sections 10(b) and 11 of the Plan are hereby deleted in their entirety.



     With the exception of the amendment set forth above, the Plan shall remain in full force and effect in accordance with its terms.

                                STOCK OPTION AGREEMENT

                             (NON-STATUTORY STOCK OPTION)


     This STOCK OPTION AGREEMENT (this "Agreement") is made and entered into on the execution date of the Option Certificate to which it is attached (the "Certificate"), by and between NETCOM SYSTEMS, INC., a California corporation (the "Company"), and the employee named in the Certificate ("Employee").

     Pursuant to the 1993 Non-Statutory Stock Option and Purchase Plan of the Company (the "Plan"), the Board of Directors of the Company has authorized the grant to Employee of a non-statutory stock option (the "Option") to purchase shares of the Company's no par value Common Stock (the "Common Stock"), upon the terms and subject to the conditions set forth in this Agreement and in the Plan.

     The Company and Employee agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Employee the right and option (the "Option"), upon the terms and subject to the conditions set forth in this Agreement, to purchase all or any portion of that number of shares of the Common Stock (the "Shares") set forth in the Certificate, at the option exercise price set forth in the Certificate (the "Exercise Price").

     2. TERM OF OPTION. The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein.

     3.   INSTALLMENTS.

          a. Subject to the provisions of Paragraphs 3(b), 6 and 19(h) of this Agreement, the Option shall become exercisable in installments. Each installment shall include the number of Shares, and shall become exercisable (in whole or in part) upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative, I.E., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

          b. Notwithstanding anything to the contrary contained in this Agreement, the Option may not be exercised, in whole or in part, unless and until any then applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

     4. EXERCISE OF OPTION. There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of both:

          a. Written notice of exercise in form and substance identical to Exhibit "A" attached to this Agreement stating the number of shares of Common Stock then being purchased (the "Purchased Shares"); and

          b. Payment of the Exercise Price of the Purchased Shares, either in cash, by check drawn payable to the order of the Company, or by any combination of the above methods of payment.

     Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Employee a stock certificate or stock certificates evidencing the Purchased Shares; PROVIDED, HOWEVER, that the Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and may pay to Employee, in cash or by check, the fair market value of any fraction or fractions of a share exercised by Employee, which fair market value shall be determined by the Board of Directors of the Company (or a committee thereof) as of the date of such exercise.

     5. EMPLOYMENT. In consideration for the grant of the Option, Employee agrees to remain in the employ of, and continue to render services to, the Company, any Subsidiary of the Company, or any Parent of the Company, as the Board of Directors (or a committee thereof) of the Company may from time to time direct, for a period of one year from the date of this Agreement. This provision shall not obligate the Company, or any Subsidiary or Parent of the Company, to continue to employ Employee for any period whatsoever. The sole remedy to the Company should Employee breach his or her obligations under this Paragraph 5 shall be to cancel this Agreement and the Option granted under this Agreement. For the purposes of this Agreement, the terms "Subsidiary" and "Parent" shall mean any present or future corporation which would be a "subsidiary corporation" or a "parent corporation," respectively, of the Company, as those terms are defined in Section 425 of the Internal Revenue Code of 1986 (the "Code").

     6. TERMINATION OF EMPLOYMENT. If Employee shall cease to be employed by the Company, or any Subsidiary or any Parent of the Company, for any reason other than death or permanent disability (see subparagraph (c)) or as provided in subparagraph (b), subject to the cancellation remedy available to the Company under Paragraph 5 of this Agreement, Employee shall have the right to exercise the Option at any time within 90 days after such termination of employment and prior to the date of Option termination under Paragraph 2 of this Agreement, to the extent that his or her right to exercise the Option had accrued pursuant to the provisions of Paragraph 3 of this Agreement and had not previously been exercised at the date of such termination; and to the extent unexercised at the end of period, the Option shall terminate. The Board of Directors of the Company (or a committee thereof), in its sole and absolute discretion, shall determine whether or not authorized leaves of absence shall constitute termination of employment for the purposes of this Agreement.

          a. If Employee shall cease to be employed by the Company, or any Subsidiary or any Parent of the Company, because of Employee's involuntary termination for the convenience of the employer and not for cause, Employee shall have the right to exercise the Option, at any time within 90 days after such termination of employment and prior to the date of Option termination under Paragraph 2 of this Agreement, but only (1) to the extent the Option has vested as of the effective date of Employee's termination and (2) to the extent that his or her right to exercise the Option otherwise had accrued pursuant to the provisions of Paragraph 3 of this Agreement and had not previously been exercised at the date of such termination; and to the extent unexercised at the end of this period, the Option shall terminate.

          b. If Employee shall die or become permanently disabled while in the employ of the Company, any Subsidiary or any Parent of the Company, then the Employee, the Employee's executors or administrators or any person or persons acquiring the Option directly from Employee by bequest or inheritance, may exercise the Option, to the extent that his or her right to exercise the Option had accrued pursuant to the provisions of Paragraph 3 of this Agreement and had not previously been exercised, at any time with one year after Employee's death or permanent disability, but not later than the Option Expiration Date set forth in the Certificate; to the extent unexercised at the end of that period, the Option shall terminate. If, prior to Employee's death or permanent disability, Employee shall not have remained in the employ of, or shall not have continued to render services to, the Company, any Subsidiary or any Parent for a period of one year from the date of Agreement, the Option shall terminate as of the date of Employee's death or permanent disability.

     7. RESTRICTIONS ON PURCHASED SHARES. Employee shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Purchased Shares unless and until all of the following have occurred:

          a. The Purchased Shares are disposed of pursuant to and in conformity with an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), or Employee delivers to the Company a written opinion of counsel, satisfactory to the Company and its counsel, to the effect that the proposed disposition is exempt from the registration and prospectus delivery requirements of the Act; and

          b. Employee delivers to the Company a written opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that the proposed disposition will not result in a violation of the securities laws of any state of the United States; and

          c. Employee has complied with the provisions of Paragraph 9 of this Agreement with respect to the Purchased Shares.

Any attempted transfer which is not in full compliance with this Paragraph 7 shall be null and void AB INITIO, and of no force or effect.

     8.   OPTION OF COMPANY TO REPURCHASE SHARES.

          a. OPTION TO REPURCHASE. If at any time, prior to such time as the Company shall issue and sell any shares of any class of securities of the Company pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Act, Employee shall cease to be employed by the Company, or any Subsidiary or any Parent of the Company, regardless of the cause therefor, the Company shall have the option to repurchase all, but not less than all, of the Purchased Shares beneficially owned by Employee on the terms set forth in Paragraph 8.
The Company may exercise its option to repurchase by delivering to Employee or his or her representative, as the case may be, written notice of its election to purchase the Purchased Shares within 180 days of the date of termination of Employee's employment; and upon receipt of such written notice, Employee shall be obligated to sell his or her Purchased Shares to the Company and shall sell such shares, on the terms and conditions contained in this Paragraph 8.

          b. REPURCHASE PRICE. The per share price to be paid by the Company for the Purchased Shares shall be the greater of:

               - The per share exercise price for the Purchased Shares (adjusted, if applicable, for all stock splits, stock dividends and reorganizations); or

               - The per share fair market value of the Purchased Shares, with Fair Market Value determined in a manner consistent with Paragraph 4(b) of this Agreement, and the following:

                    i. At any time, and from time to time, the Board of Directors of the Company (or a committee thereof) may, but shall not be obligated to, determine, by a majority vote, the per share fair market value of the Common Stock of the Company as of the end of the most recently ended fiscal year of the Company, and, if this determination is made, shall cause written notice of such valuation to be sent to Employee. In the absence of fraud, the valuation so determined shall become conclusive and binding upon Employee unless he or she delivers a written notice of disagreement to the Company within 15 days following receipt of a notice of valuation. Any determination of value made pursuant to this Paragraph 8(b)(1) shall remain effective for a period of 15 months from the date of the mailing of the notice to Employee or until a subsequent determination of value shall be made by the Board of Directors (or a committee thereof), whichever first occurs. During this period, the per share fair market value for all Purchased Shares owned by Employee (unless Employee has filed a notice of disagreement) shall be the valuation determined pursuant to this Paragraph 8(b)(1), plus the net after-tax earnings, or minus the net after-tax losses, per share of Common Stock of the Company for the period commencing with the first day of the first month following the month which was used as the determining date for valuation and ending upon the last day of the fiscal quarter ending prior to the month in which the Company exercises its option to repurchase under this Paragraph 8, less all cash dividends paid or payable with respect to the Purchased Shares during such period and during the period from the end of such quarter to the closing of the purchase and sale of the Purchased Shares.

                    ii. If Employee has filed a notice of disagreement to a valuation in effect under Paragraph 8(b)(1), or if there is no valuation in effect under Paragraph 8(b)(1) at such time as the Company exercises its option to purchase Purchased Shares from Employee, the

Company shall submit to Employee an estimate of the per share fair market value of the Purchased Shares (which may be the same or different from the most recent valuation by the Board of Directors (or a committee thereof)). Such valuation shall be conclusive unless Employee responds in a like manner within 30 days following receipt of the Company's estimate. If Employee and the Company do not reach agreement as to the per share fair market value within 45 days following the Company's exercise of its option to repurchase, the determination of the per share fair market value shall be made by arbitration in Los Angeles County, California. To institute arbitrationon proceedings, the Company shall appoint an independent qualified appraiser and notify Employee of its appointment. If Employee does not deliver written notice of appointment of another independent qualified appraiser within 10 days after receipt of the Company's notice, the Company's appraiser shall determine the per share fair market value. If Employee does deliver a notice of appointment, the two appraisers shall appoint a third independent qualified appraiser who shall determine the per share fair market value of the Purchased Shares; the determination of the per share fair market value completed in the manner provided in this Paragraph 8(b)(2) shall be conclusive and binding upon Employee and the Company; in no event, however, shall the per share fair market value determined by such appraiser or appraisers be outside of the range of estimates of the per share fair market value submitted by the Company and Employee. The cost of the appraiser(s) shall be paid by the party whose estimate of the per share fair market value most varies from the value determined by the appraiser(s), unless the parties' estimates vary equally, in which event the cost of the appraiser(s) shall be borne equally between them.

          c. PAYMENT OF REPURCHASE PRICE. Within 30 days of the later to occur of (1) the exercise by the Company of its option to repurchase, or (2) the determination of the per share fair market value pursuant to Paragraph 8(b)(2) of this Agreement, the Company shall pay the repurchase price for Purchased Shares against Employee's delivery to the Company of certificates representing the Purchased Shares, together with collateral instruments of transfer executed in blank.

     9.   RIGHT OF FIRST REFUSAL.

          a. Prior to such time as the Company shall issue and sell any shares of any class of securities of the Company pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Act,

               - Employee shall not have the right or power to pledge or hypothecate any of the Purchased Shares, and

               - Without complying with the provisions of this Paragraph 9, Employee shall not have the right or power to sell, transfer, assign or otherwise dispose of any of the Purchased Shares to any person or entity other than the Company.

     If Employee desires to sell, transfer, assign or otherwise dispose of any of the Purchased Shares in any transaction, Employee shall first give the Company a written offer (the "Offer") to purchase such Purchased Shares for the same price and on the same terms as in the proposed transaction, and such offer:

                    i. Shall remain open for at least 30 days from the date of its transmittal;

                    ii.  Shall state its exact termination date;

                    iii. Shall name the person or persons with whom the proposed transaction is to be effected;

                    iv. Shall state the price, closing date, and all other terms and conditions of the proposed transaction; and

                    v.   Shall make reference to this Paragraph 9.

     If the proposed transaction provides for consideration other than cash or promissory notes, the Offer shall be deemed an offer for cash to the extent of the fair market value of such other consideration and the notice shall state Employee's estimate of such fair market value, which estimate shall be conclusive and binding upon Employee, but not on the Company. If the Company and the Employee cannot reach agreement with respect to the fair market value of such other consideration prior to the expiration of the Offer, the question shall be submitted to arbitration under the procedure set forth in Paragraph 8 of this Agreement and the Offer shall be deemed to remain open until ten days after the fair market value of such other consideration has been determined by arbitration.

          b. The Company may accept the Offer by delivering written notice of acceptance to Employee prior to the expiration of the Offer; and Employee shall thereupon transfer such Purchased Shares to the Company on the terms and conditions set forth in the Offer (as the same may be modified by arbitration).

          c. If the Company does not accept the Offer prior to its expiration, the Offer shall terminate, and Employee shall be free to transfer such Shares in the manner and in the time period disclosed in the Offer. If the transaction has not been so effected within 90 days following termination of the Offer, such Purchased Shares shall again be subject to all of the provisions of this Paragraph 9.

     10. METHOD OF PAYMENT UPON REPURCHASE. Payment for all Shares repurchased under Paragraphs 8 or 9 of Agreement shall be made by check or cash; however, if the Board of Directors of the Company determines, on advice of counsel, that the Company cannot then legally purchase such Shares by payment of check or cash, and if the Company has not assigned its rights to purchase such Shares pursuant to Paragraph 18(c) of this Agreement, the Company may make a written offer to pay for such Shares with its non-negotiable notes, subordinated to all other creditors of the

Company and maturing at such time as the Company may legally be able to pay for such Shares, and Employee, or his or her representative, as the case may be, may accept such offer in writing within fifteen days from the date of receipt thereof. If such offer is not accepted, the Company shall have no further obligation to purchase such Purchased Shares under Paragraphs 8 or 9 of this Agreement.

     11. ADJUSTMENTS UPON RECAPITALIZATION. Subject to any required action by the stockholders of the Company:

          a. If the outstanding shares of the Common Stock shall be divided into a greater number of shares, or a dividend in Common Stock shall be paid in respect of the Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of the Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          b. When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of the Option shall be changed to that number of Shares determined by:

                    i. Multiplying an amount equal to the number of Shares purchasable on the exercise of the Option immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment, and then

                    ii. Dividing that product by the Exercise Price in effect immediately after such adjustment.

          c. In case of any capital reorganization, any reclassification of the Common Stock (other than a recapitalization described in Paragraph 11(a) of this Agreement), or the consolidation or merger of the Company with another person where the Company is the "surviving corporation," as defined in Paragraph 11(h) of this Agreement (collectively, "Reorganizations"), Employee shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of stock or other securities or property of the Company receivable upon such Reorganization by a holder of the number of shares of the Common Stock which the Option entitles Employee to purchase from the Company prior to such Reorganization; and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Agreement with respect to Employee's rights and interests thereafter, to the end that the provisions set forth in this Agreement (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any Shares or other property thereafter purchasable upon exercise of the Option.

          d. If the Company is dissolved or liquidated, or is a party to a merger or consolidation in which the Company is not the "surviving corporation" (as defined in Paragraph 11(h) of this Agreement), then the Option will terminate on the effective date of the dissolution, liquidation, merger or consolidation; PROVIDED, HOWEVER, that the Employee shall have the right during a 30-day period ending on the fifth day prior to the dissolution, liquidation, merger or consolidation, to exercise the Option, TO THE EXTENT THE OPTION THEN HAS BECOME VESTED, in whole or in part, and without regard to the installment provisions contained in Paragraph 3(a) of this Agreement.

          e. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors of the Company (or a committee thereof), and its determination shall be final, binding and conclusive.

          f. The provisions of this Paragraph 11 are intended to be exclusive, and Employee shall have no other rights upon the occurrence of any of the events described in this Paragraph 11.

          g. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

          h. The determination as to which party to a Reorganization is the it "surviving corporation" shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the Reorganization, as follows: if following any Reorganization the holders of outstanding voting securities of the Company prior to the Reorganization own equity securities possessing more than 50% of the voting power of the corporation existing after the Reorganization (excluding any shares in any collation other than the Company owned by such holders prior to such Reorganization), then for purposes of this Agreement, the Company shall be the surviving corporation. In all other cases, the Company shall not be the surviving corporation.

     12. WAIVER OF RIGHTS TO PURCHASE STOCK. By signing this Agreement, Employee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Employee any option or equity security of the Company, other than the shares of Common Stock subject to the Option and any other right or option to purchase Common Stock which was previously granted to Employee by the Board of Directors of the Company (or a committee thereof). By signing this Agreement, Employee specifically waives all rights which he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company, other than an option or equity security granted to the Employee by the Board of Directors of the Company (or a committee thereof).

     13. INVESTMENT INTENT. Employee represents, warrants, and agrees that if he or she exercises the Option in whole or in part, he or she will acquire the Shares upon such exercise for the purpose of investment and not with a view to the distribution of such Shares, and that upon each exercise of the Option he or she will furnish to the Company a written statement to such effect, executed under penalty of perjury under the laws of the State of California, in the form attached hereto as Exhibit B.

     14. LEGENDS ON STOCK CERTIFICATES; SECTION 260.141.11 STATEMENT. Employee agrees that the Company may place on each certificate representing the Purchased Shares the following legends:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND ARE EXEMPT FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SECTION 25102(f) OF THE CALIFORNIA CORPORATIONS CODE. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN FIRST REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS SUCH SECURITIES ARE FROM REGISTRATION OR
     QUALIFICATION UNDER THE SECURITIES ACT AND    ANY APPLICABLE STATE
     SECURITIES LAW. IN ADDITION, THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER HEREOF WHICH PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT OF FIRST REFUSAL ON ANY PROPOSED SALE OR OTHER TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION FOR WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

Upon exercise of the Option, the Company shall deliver to Employee a copy of
Section 260.141.11 of the California Corporation Commissioner's Regulations.

     15. NO RIGHTS AS SHAREHOLDER. Employee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Employee of a stock certificate or stock certificates evidencing the Shares. Except as may be provided in Paragraph 11 of this Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     16. MODIFICATION. Subject to the terms and conditions and within the limitations of the Plan and/or this Agreement, the Board of Directors of the Company (or a committee thereof) may modify and extend or renew the Option, or accept the surrender of and authorize the grant of a new option in substitution for the Option (to the extent not previously exercised). No modification of the Option shall, without the consent of Employee, alter or impair any rights of Employee under the Option.

     17. CHARACTER OF OPTION. The Option is intended to be a non-statutory stock option, I.E., a stock option which is intended not to be an "incentive stock option" as that term is defined in Section 422A of the Code.

     18. WITHHOLDING. Employee shall make any arrangement required by the Company (including accepting a lesser number of shares of Stock upon exercise) to insure the proper withholding of the amount of tax, if any, required to be withheld by the Company or a Parent or Subsidiary of the Company as a result of the exercise of the Option.

     19.  GENERAL PROVISIONS.

          a. FURTHER ASSURANCES. Employee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement.

          b. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if mailed by first class, certified mail, return receipt requested, postage prepaid:

                    i.   If to the Company, to:

                         Netcom Systems, Inc.
                         Attn:  Chief Executive Officer
                         20500 Nordhoff Street
                         Chatsworth, California 91311

                    ii. If to Employee, to the address of Employee set forth in the records of the Company,

or to such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be deemed to have been given two business days following the date actually set.

          c. TRANSFER OF RIGHTS UNDER THIS AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, corporation, firm or entity, including its officers, directors and shareholders, with or without consideration.

          d. OPTION NON-TRANSFERABLE. Employee may not assign or transfer the Option except by will or the laws of descent and distribution, and only Employee may exercise the Option during his or her lifetime.

          e. SUCCESSORS. Except to the extent specifically limited by the term and provisions of this Agreement, this Agreement is binding upon the parties to this Agreement and their respective successors, assigns, heirs and personal representatives.

          f. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, which shall apply in all respects, including statutes of limitation.

          g. ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees, in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved, calculated on the basis of the usual fee customarily charged by the attorney performing such services, and shall not be limited to reasonable attorneys' fees as defined in any statute or rule of court.

          h. THE PLAN. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply therewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

          i. MISCELLANEOUS. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other parties hereto.

     The Signature Page to this Agreement consists of the last page of the Certificate.

                                     EXHIBIT "A"

                                  NOTICE OF EXERCISE

                   [To be signed only upon exercise of the Option]


TO:  Netcom Systems, Inc.

     The undersigned, the holder of the enclosed Stock Option Agreement (Non-Statutory Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder shares of Common Stock of Netcom Systems, Inc. (the "Company"), and herewith encloses payment of $_______________ in full payment of the purchase price of the Shares.

DATED:  ____________________19__.


                                   --------------------------------------------
                                   Signature

                                   [Signature must conform in all respects to name of holder as specified on the face of the Option.]

                                   --------------------------------------------
                                   Address

                                   --------------------------------------------
                                   City, State, Zip

                                   --------------------------------------------
                                   No. of Shares

                                   [Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the number of shares being exercised), in either case without any adjustment for additional Common Stock, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.]

                                     EXHIBIT "B"

                                REPRESENTATION LETTER

                   [To be signed only upon exercise of the Option]

                                        [DATE]

Netcom Systems, Inc.
Attn:  Marc Hamon, President
20500 Nordhoff Street
Chatsworth, CA  91311

Re:  REPRESENTATIONS BY PROPOSED SHAREHOLDER

Gentlemen:

     As a proposed stockholder of Netcom Systems, Inc., and in order to assure you that the proposed issuance of shares with the requirements for exemption from qualification afforded by Corporations Code, I hereby represent and warrant to you the following:

     19. I have a preexisting personal or business relationship with you, consisting of contacts of such nature and duration as would enable me to be aware of your general business and financial circumstances. In addition, by reason of my own business or financial experience, I have the capacity to protect my own interests in connection with the transaction.

     20. I am acquiring the shares of Netcom Systems, Inc. for my own account, and not with a view to or for sale in connection with any distribution of those shares.

     I declare under penalty of perjury, under the laws of the State of California, that the foregoing is true and correct.

                                   Very truly yours,


                                   --------------------------------------------
                                   [SIGNATURE OF OPTIONEE


                                   --------------------------------------------
                                   [NAME OF OPTIONEE]

cc:  J. Anthony Vittal

                              NETCOM SYSTEMS, INC.

                                 AMENDMENT NO. 1

                         TO 1993 STOCK OPTION AGREEMENT


     This Amendment No. 1 to 1993 Stock Option Agreement is made and entered into effective as of _____________, 1998 by and between Netcom Systems, Inc. (the "Company") and the Optionee whose name appears on the last page hereof (the "Optionee").

     Optionee and the Company hereby agree that Section 11 of each Stock Option Agreement between Optionee and the Company granted under the Company's 1993 Stock Option Plan (the "Agreement(s)") is hereby amended to read in its entirety as follows:

"11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR
     ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, as well as the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors of the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify the Employee as soon as practicable prior to the effective date of such proposed transaction. The Board of Directors of the Company, or any committee thereof, in its discretion may provide for the Employee to have the right to exercise the Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Board of Directors of the Company, or any committee thereof, may provide that any Company repurchase option applicable to any Shares purchased upon exercise of the Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Employee shall fully vest in and have the right to exercise the Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Company shall notify the Employee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board of Directors of the Company, or any committee thereof, may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets."

     With the exception of the amendment set forth above, the Agreement(s) shall remain in full force and effect in accordance with its terms.

___________________________________
Name of Optionee



___________________________________
(Signature)